j2® Global Communications

www.j2global.com

Thomas Weisel Partners™ Growth Forum 6.0

(Based upon First Quarter 2004 results)

June 17, 2004

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled "2004 Financial Guidance". These forward-looking statements are based on management's current expectations or beliefs as of June 17, 2004 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity and coverage
- Regulatory developments
- Taxes

All information in this presentation speaks as of June 17, 2004 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth in our customer base, revenue or profitability
- Competition in price, quality, features and geographic coverage
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations
- Enactment of burdensome telecommunications or Internet regulations
- Reduced use of fax services due to increased use of email or widespread adoption of digital signatures
- Limitations on the usability of our federal and state net operating loss carry-forwards
- Inadequate intellectual property protection or violations of third party intellectual property rights
- System failures or breach of system or network security
- Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic
- Inability to adapt to technological change, or third party development of new technologies superior to ours
- Economic downturns in industries which rely heavily on fax transmissions
- Loss of services of executive officers and other key employees
- Loss of third party suppliers and marketing relationships, and inability to enter into new marketing relationships on acceptable terms
- Other factors set forth in our Annual Report on Form 10-K filed on 3/15/04 and the other reports filed by us from time to time with the SEC

j2 jConnect

jfax.com

eFax™ Corporate

Consensus

eFax™

jBlast™ POWERED BY j2

PaperMasterPro

M4 INTERNET

THE ELECTRIC MAIL COMPANY

Unique Assets

6.3 million subscribed telephone numbers (DIDs)

Global advanced messaging network

- 1,300+ cities in 20 countries on 5 continents
- 8.6MM+ unique DIDs worldwide in inventory

Patented technology

- 7 issued U.S. Patents, with 9 Patents pending

Expertise

- Telecom, messaging, e-mail, Internet, e-commerce, Web-marketing, direct sales, transaction processing
- Customer migration from Free → Paid → Enterprise

Strong financial position

- 28 consecutive quarters of revenue growth
- 9 consecutive quarters of positive Earnings
- 51% year-over-year Revenue growth
- 93% year-over-year Pre-Tax Earnings growth
- $67.4 MM of cash & investments to fund growth
- Nominal amount of debt

Subscriber Acquisition

Individuals

- **Targeted Web marketing** (e.g. AOL, Monster.com, Google, etc.)
- **Sold through: www.eFax.com and www.j2.com**
- **Use of proprietary Life Cycle Management** (i.e. Free → Paid conversions)
- **Advertising revenue supports the Free base**

Small to Mid-Sized Businesses

- **Sold through: www.eFaxCorporate.com, supported by Telesales**
- **Self-service Web-based broadcast fax engine at www.jblast.com**
- **Outsourced e-mail, spam & virus protection through Electric Mail**
- **Use of proprietary Life Cycle Management** (i.e. usage stimulation)

Large Enterprise/Government

- **Direct sales force – currently 18 sales people**
- **Marketed through Web and traditional direct selling methods**
- **Use of proprietary Life Cycle Management** (i.e. usage stimulation)

j2 Global

Active Telephone Numbers (DIDs) & ARPU



7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
$15.59
$15.52
$15.36
$15.73
$16.68
$0.05
$0.04
$0.05
$0.05
$0.05

	Q1 '03	Q2 '03	Q3 '03	Q4 '03	Q1 '04
PAID DIDs	304,969	348,988	380,230	400,245	434,616
Cancel Rate	3.6%	3.0%	2.8%	3.3%	2.9%
FREE DIDs	4,320,975	4,825,991	5,146,838	5,150,388	5,843,167
% of Total Rev.	92.5%	92.9%	92.5%	93.9%	94.4%

j2 Global Communications, Inc.

Historical Revenue Growth


28 consecutive quarters of revenue growth
(Millions)
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04

Cost Trends



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
(Percentage of Total Revenue)
80.2%
80.9%
81.5%
82.6%
84.1%
Gross Margin
34.2%
36.1%
39.2%
41.4%
43.5%
Operating Margin
G&A
19.5%
Sales & Marketing
16.5%
Engineering
4.6%
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04

Earnings & Free Cash Flow


$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
(1)
(2)
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Net Earnings
Free Cash Flow (3)

(1) Includes a one-time recovery of a marketing payment of $694,000.
(2) Excludes benefit of $9.5 million to record the reversal of certain valuation allowances of our deferred tax assets.
(3) Net cash provided by operating activities, less purchases of FF&E. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

(in millions)	Q4 '02	Q1 '03	Q2 '03	Q3 '03	Q4 '03	Q1 '04
Net cash provided by operating activities	$6.327	$5.308	$8.542	$8.623	$10.375	$10.252
Purchases of FF&E	(1.049)	(0.300)	(1.414)	(0.947)	(0.906)	(0.319)
Free Cash Flow	$5.278	$5.008	$7.128	$7.676	$9.469	$9.933

2004 Financial Guidance

(Reaffirmed as of June 17, 2004)

	Q2 2004	Year-End 2004
Revenue (millions)	$25.0 – $25.4	$100 – $105
Earnings Before Taxes per Fully-Diluted Share	$0.42 – $0.44	$1.65 – $1.75
Net Earnings per Fully-Diluted Share	$0.27 – $0.28[1]	$1.00 – $1.15[2]

(1) Assumes an effective 37% tax rate and fully-diluted shares of 25,584,624 as of April 15, 2004
(2) Assumed a tax rate of approximately 35-40%

eVoice™

Enhanced Voice Messaging

Features include:

- **Voicemail-to-email**
- **Telephone user interface**
- **Smart Caller ID**
  - Caller name & number
- **Real-Time Call Screening**
  - "Virtual Answering Machine"

Leveraging our:

- **6+ million customers**
- **Global network of 1,300+ cities offering local telephone numbers**
- **Branding and marketing strategies**

j2 Global®